2Q’16 Financial Results July 22, 2016 Exhibit 99.3

2 Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial in connection with reporting quarterly financial results. No representation is made that the information in these slides is complete. For additional information, see the earnings release and financial supplement included as exhibits to our Current Report on Form 8-K filed today and available on our website (www.synchronyfinancial.com) and the SEC’s website (www.sec.gov). All references to net earnings and net income are intended to have the same meaning. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “outlook,” “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; cyber-attacks or other security breaches; failure of third parties to provide various services that are important to our operations; our transition to a replacement third-party vendor to manage the technology platform for our online retail deposits; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; a material indemnification obligation to GE under the tax sharing and separation agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; obligations associated with being an independent public company; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau’s regulation of our business; changes to our methods of offering our CareCredit products; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed on February 25, 2016. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Differences between this presentation and the supplemental financials may occur due to rounding. Non-GAAP Measures The information provided herein includes certain capital ratios, which are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The reconciliations of such measures to the most directly comparable GAAP measures are included in the appendix of this presentation. Disclaimers

3 2Q'16 Highlights Financial highlights • $489 million Net earnings, $0.58 diluted EPS • Purchase volume +9%, Loan receivables +11%, Net interest income +10% • Net charge-offs were 4.49% compared to 4.63% in the prior year  30+ delinquency at 3.79% compared to 3.53% in the prior year • Expenses +4% ... Efficiency ratio 31.9% compared to 33.5% in the prior year • Deposits up $8.7 billion compared to prior year, now 71% of funding • Strong capital and liquidity  18.5% CET1 & $14.0 billion liquid assets • Announced capital return to begin in 3Q’16  $0.13 quarterly dividend  $952 million annual share repurchase (a) Business highlights (a) CET1 % calculated under the Basel III transitional guidelines  Renewed key relationships  Launched new programs  Signed new partnerships

4 Growth Metrics +9% Purchase volume $ in billions Loan receivables $ in billions Average active accounts In millions Interest and fees on loans $ in millions 2Q'15 2Q'16 $28.8 $31.5 $61.4 $68.3 $3,494 $3,166 65.5 60.9 +8% +10% +11% 2Q'15 2Q'16 2Q'15 2Q'16 2Q'15 2Q'16

5 Platform Results Retail Card Loan receivables, $ in billions $42.3 $46.7 2Q'15 2Q'16  Strong receivable growth across partner programs  Interest and fees on loans up 11% driven primarily by receivable growth Payment Solutions Loan receivables, $ in billions $12.2 $14.0 2Q'15 2Q'16  Broad receivable growth led by home furnishings and auto  Interest and fees on loans up 13% driven by receivable growth CareCredit Loan receivables, $ in billions $6.9 $7.6 2Q'15 2Q'16  Receivable growth led by dental and veterinary  Interest and fees on loans up 5% driven by receivable growth Purchase volume Accounts $23.4 49.0 $25.4 52.2 +8% +7% $3.4 7.2 $3.9 8.2 +16% +13% $2.0 4.7 $2.2 5.1 +10% +7% Interest and fees on loans $2,335 $2,585 +11% $412 $467 +13% $419 $442 +5% +10% +15% +10% (a) (a) Accounts represent average active accounts in millions, which are credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month. Purchase volume $ in billions and interest and fees on loans $ in millions V% V% V%

6 Financial Results Summary earnings statement Second quarter 2016 highlights $ in millions, except ratios Total interest income $3,515 $3,177 $338 11% Total interest expense (303) (270) (33) (12)% Net interest income (NII) 3,212 2,907 305 10% Retailer share arrangements (RSA) (664) (621) (43) (7)% NII, after RSA 2,548 2,286 262 11% Provision for loan losses 1,021 740 (281) (38)% Other income 83 120 (37) (31)% Other expense 839 805 (34) (4)% Pre-Tax earnings 771 861 (90) (10)% Provision for income taxes 282 320 38 12% Net earnings $489 $541 $(52) (10)% Return on assets 2.4% 2.9% (0.5)pts. 2Q'16 2Q'15% $ B/(W) • $489 million Net earnings, 2.4% ROA • Net interest income up 10% driven by growth in loan receivables  Interest and fees on loan receivables up 10% driven by receivable growth  Interest expense increase driven by growth • Provision for loan losses driven by higher reserve build and growth  30+ delinquency 3.79% compared to 3.53% in the prior year ... NCO’s 4.49% compared to 4.63% in the prior year • Other income down 31%  $20 million gain on portfolio sales in 2Q’15, which did not repeat and higher loyalty partially offset by interchange • Other expense up 4%  Other expense increase driven by growth

7 Net Interest Income Second quarter 2016 highlights • Net interest income increased 10% compared to prior year driven by growth in receivables  Interest and fees on loans increased 10% compared to prior year driven by average loan receivable growth • Net interest margin up 9bps.  Liquid assets as a percent of total assets declined to 16.9% from 18.1% in the prior year  Receivable yield 20.99%, down 14bps. reflecting growth in promotional balances  Interest expense 1.88%, increased 7bps. reflecting rising benchmark rates Net interest income $ in millions, % of average interest-earning assets 15.77% 15.86% 2Q'15 2Q'16 +10% $2,907 $3,212

8 Asset Quality Metrics Net charge-offs $ in millions, % of average loan receivables including held for sale 30+ days past due $ in millions, % of period-end loan receivables $2,772 $2,416 $579 $2,536 $663 $2,209 $668 $2,171 $693 $633 $2,553 $697 4.05% 4.32% 4.53% 4.63% 4.02% 4.23% Allowance for loan losses $ in millions, % of period-end loan receivables 5.46% $3,102 5.28% $3,236 5.59% $3,255 5.38% $3,302 5.31% $3,371 5.12% $3,497 $2,538 $780 4.70% 5.50% $3,620 3Q’14 3Q’15 4Q’14 1Q’15 2Q’15 4Q’15 1Q’16 2Q’16 $2,585 3Q’14 3Q’15 4Q’14 1Q’15 2Q’15 4Q’15 1Q’16 2Q’16 $747 4.49% 3Q’14 3Q’15 4Q’14 1Q’15 2Q’15 4Q’15 1Q’16 2Q’16 5.70% $3,894 90+ days past due $ in millions, % of period-end loan receivables 4.26% $1,051 4.02% 1.85% 4.14% $1,162 1.90% 3.79% $1,056 1.81% 3.53% 3Q’14 3Q’15 4Q’14 1Q’15 2Q’15 4Q’15 1Q’16 2Q’16 $933 1.52% $1,102 1.73% 4.06% $1,273 1.86% 3.85% $1,212 1.84% 3.79% $1,143 1.67% $2,097 3.82% 2Q’14 $673 4.88% 2Q’14 $908 1.65% 2Q’14 5.48% $3,006 2Q’14

9 Other expense $ in millions Other Expense Employee costs $250 $301 $51 20% Professional fees 156 154 (2) (1)% Marketing/BD 108 107 (1) (1)% Information processing 74 81 7 9% Other 217 196 (21) (10)% Other expense $805 $839 $34 4% Efficiency 33.5% 31.9% (1.6)pts. $805 (a) “Other Expense” divided by sum of “NII, after RSA” plus “Other income” (1) V$ V% +4% (a) $839 2Q'15 2Q'16 Second quarter 2016 highlights • Expense increase compared to prior year primarily driven by growth • Employee costs up $51 million  Driven by employees added for growth and replacement of certain 3rd party and GE services • Information processing up $7 million  Driven by continued IT investments and purchase volume growth • Other down $21 million  Driven by EMV benefit and a reduction in payments under the GE Transition Service Agreement (TSA)

10 Funding, Capital and Liquidity (c) Liquid assets $13.7 $14.0 Undrawn securitization capacity 6.1 7.0 Total liquidity $19.8 $21.0 % of total assets 26.2% 25.5% Common equity Tier 1 $12.6 $12.3 Risk-weighted assets $68.2 $68.5 Liquidity $ in billions 2Q'16 $21.0 $19.8 2Q'15 Capital ratios 2Q'16, $ in billions BIII CET1 T% (d) Does not include unencumbered assets in the Bank that could be pledged (d) BIII CET1% (a) Estimated percentages and amounts (b) Calculated under the Basel III transition guidelines (c) Calculated under the fully phased-in Basel III guidelines 18.5% 18.0% Funding sources $ in billions 2Q'15 2Q'16 Variance Deposits 61% 71% +10pts. Securitization 23% 18% (5)pts. 3rd Party Debt 16% 11% (5)pts. $65.7 Deposits Securitization 3rd Party Debt V$ (a) (b) $37.7 $13.9 $9.7 $46.4 $12.2 $7.1 $61.3 (2.6) (1.7) +8.7

11 2Q'16 Wrap Up • Net earnings of $489 million … $0.58 earnings per diluted share • Broad based growth … Purchase volume +9%, Loan receivables +11%, Net interest income +10% • Renewed key partners … Ashley Homestore, American Society of Plastic Surgeons, Suzuki and VCA Animal Hospitals • Signed new partnerships with Cathay Pacific and Fareportal • Launched new programs with Mattress Firm and Marvel • Fast-growing deposit platform … deposits at $46 billion, now 71% of funding • Strong balance sheet, $14.0 billion of liquid assets and 18.5% CET1 (BIIIT) • Announced quarterly common stock dividend of $0.13 per share and share repurchase program of up to $952 million for the four quarters ending June 30, 2017 (a) (a) CET1 % calculated under the Basel III transition guidelines

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13 Appendix

14 Non-GAAP Reconciliations We present certain capital ratios. Our Basel III Tier 1 common ratio, calculated on a fully phased-in basis, is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance. This ratio is not currently required by regulators to be disclosed, and therefore is considered a non-GAAP measure. We believe this capital ratio is a useful measure to investors because it is widely used by analysts and regulators to assess the capital position of financial services companies, although this ratio may not be comparable to similarly titled measures reported by other companies.

15 Non-GAAP Reconciliation The following table sets forth a reconciliation of each component of our capital ratios to the comparable GAAP component at June 30, 2016. COMMON EQUITY MEASURES GAAP Total common equity .................................................................................................... Less: Goodwill ............................................................................................................... Less: Intangible assets, net ............................................................................................. Tangible common equity ........................................................................................................ Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss) ................................................................ Basel III – Common equity Tier 1 (fully phased-in) ............................................................ Adjustments related to capital components during transition ........................................ Basel III – Common equity Tier 1 (transition) ................................................................... Risk-weighted assets – Basel III (fully phased-in) .............................................................. Risk-weighted assets – Basel III (transition) ....................................................................... $13,715 (949) (704) $12,062 282 $12,344 266 $12,610 $68,462 $68,188 $ in millions at June 30, 2016